STATE OF FLORIDA
COUNTY OF SARASOTA


                         SALES AGREEMENT FOR ASSET SALE

     THIS AGREEMENT made this 24th day of November, 1999, between PANIFICIO WHOLESALE ITALIAN BAKERY, LLC, A Florida Limited Liability Corporation (hereinafter referred to as ("Seller"), and QCL GROUP, INC, a Georgia Corporation (hereinafter referred to as "Purchaser").

                                       1.

     Sale of Business Assets: The Seller shall sell to the Purchaser all assets of the Seller's bakery business owned and operated under the trade name "Panificio Wholesale Italian Bakery", located at 1540 12th Street East, Palmetto, Florida, 34221 (the "Premises") free from all liabilities and encumbrances except the Permitted Exceptions as shown on Exhibit B, as a going concern, including the good will of the business, all accounts receivable of Seller, all interest of Seller in and to the Lease Agreement between Seller and its Landlord ("the Lease") regarding said Premises, all inventory as of the date hereof, all transferable licenses, and all furniture, fixtures, supplies, and equipment now used by the businesses as shown on Exhibit A (all of the foregoing being hereinafter sometimes referred to as "the Transferred Assets").

                                       2.

     Purchase Price: The total purchase price shall be paid by and through a transfer of stock in Purchaser's corporation. The purchase price shall be payable in the following manner:

     (a) Purchaser shall transfer and assign or issue capital stock to Seller in the equivalent of 500,000 shares of restricted stock in QCL Group, Inc., said stock comprising the entire purchase price for the Transferred Assets, subject to the setoff amount (the "Setoff") as set forth in paragraph ten (10) hereof.

     (b) Purchaser shall pay to Seller $1,000.00 per month for 24 months following the Closing. Such payment shall be made on the first day of each month beginning December 1, 1999 and continuing the first day of each month thereafter.

                                       3.

     Closing: The closing of the transaction contemplated herein and transfer of possession of the Premises and assets (the "Closing") shall be completed upon execution of this Agreement and transfer of all documents necessary to transfer ownership of the Transferred Assets.

                                       4.

     No Assumptions of Obligations: Purchaser and Seller agree and acknowledge that Purchaser is not assuming any debts of Seller except the Permitted Exceptions and that Seller shall remain liable for all debts and obligations of Seller except the Permitted Exceptions.

                                       5.

     Use of Trade Name: Purchaser may use the trade name "Panificio" for wholesale purposes but not for retail purposes. Seller may not open retail store for sale of bakery products solely using the name "Panificio" for its store name. Seller may however use the name "Panificio" for the following permitted uses, this list not being exclusive but only explicatory:

1. Purchaser may open retail outlets using the following name, "Southeastern Baking Company, Inc. selling Panificio Bread";

2.   Purchaser may make retail sales from the Premises;

3. Purchaser may use the following name on all advertising "Southeastern Baking Company, Inc. selling Panificio Bread."

                                       6.

     Accounts Payable/ Accounts Receivable: A list of which is attached hereto as Exhibit C. Seller agrees that should the amount of Seller's Accounts Payable exceed the amounts shown on Exhibit C, the difference shall be deducted from the purchase price as a setoff as set forth in paragraph number ten (10) hereof.

                                       7.

     Lease: Purchaser agrees to assume Seller's lease for the Premises and agrees to indemnify and hold harmless Seller for any claims arising from and for past due rent thereon.

                                       8

     Consultation: Nicholas Castronuovo agrees to work for Purchaser a minimum of ten (10) hours per month for (12) months after closing for no compensation. Such work shall include consultation and procurement of new business and accounts. Should Nicholas Castronuovo fail to work said ten (10) hours for any month during said twelve (12) month time period as agreed herein, Seller shall forfeit payment of the $1,000.00 per month portion of the purchase price until such time as Nicholas Castronuovo works said minimum ten (10) hours per month.

                                       9

     Representations   and  Warranties  of  Seller:   The  Seller  warrants  and
represents the following:

     Seller shall pay and be responsible for all unpaid taxes and all other claims, obligations or liabilities due at or accruing prior to the date of Closing hereunder except the Permitted

Exceptions. Seller shall remain liable for all taxes except tangible property tax as set forth [ILLEGIBLE] accruing prior to the date of Closing including, but not limited to, all sales taxes or payroll taxes owed by the Seller pursuant to Seller's operation of the business. Seller shall remain liable for the payment of any lawful demands, penalties, assessments, or levies filed against Seller by any tax authorities for taxes accruing during the period prior to Closing. Further, the Seller covenants that the Seller will file such final tax returns and reports and make all payments required under the same as are required under the law; and

     All equipment is in working order. All service agreements or warranties if any, pertaining to the equipment and allowed to be transferred under the provisions thereof will be transferred to Purchaser under this Agreement at no additional cost to Purchaser; and

     All financial and other information provided to Purchaser and all representations and warranties contained herein are true and correct in all material aspects or facts and there are no material ommissions of fact which would render said information, representations or warranties misleading.

     Seller further warrants and represents the following:

     (a) Seller is the owner of and has good fee simple marketable title to all the Transferred Assets, free from all encumbrances.

     (b) To its knowledge, Seller has complied with all laws, rules and regulations of the applicable county, state and federal governments.

     (c) Seller has paid all applicable social security, withholding, sales and unemployment insurance taxes levied by county, state and federal governments to date.

     (d) Seller has not entered into any other contract to sell or mortgage its business, the Premises, the Transferred Assets, or any portion thereof.

     (e) There are no judgments, liens, actions or proceedings pending against Seller in any court except these Disclosed Lawsuits listed in Exhibit D.

     (f) All state and county licenses and zoning requirements applicable to the Premises and/or the Transferred Assets have been met by Seller.

     (g) Seller is a limited liability corporation duly organized, validly existing, and in good standing under the laws of the State of Florida. Seller has full power and authority to own its properties and assets and to carry on its business as it is now being conducted.

     (h) By appropriate vote and by unanimous written consent of its members, all in accordance with Florida Law and its Operating Agreement, Seller, by and through its authorized agent, has full power to execute and perform this Agreement and to transfer his properties and assets as herein provided, and such executive and performance does not conflict with any provisions of its Operating Agreement or with any contract to which it is a part or to which it is subject.

     (i) There have been no actual claims, litigation, administrative proceedings, judgments or orders and to the best of Seller's belief and knowledge, none are threatened, relating to any hazardous substances, hazardous wastes, discharges, omissions or other forms of pollution relating in any way to any real estate leased by Seller and used in connection with the businesses.

     (j) There have been no hazardous substances or hazardous wastes, as defined by the Resource Conservation and Recovery Act (42 U.S.C. Subsection 6901, et seq., generated, manufactured, refined, transported, treated, stored, handled or disposed of on any of the Premises by Seller or, to Seller's knowledge without independent investigation, any lessor, previous owner or occupant of the Premises or any other person.

     (k) There have been no discharges, spillages or disposals of hazardous substances or hazardous wastes (as defined herein) on any of the Premises by Seller, or to Seller's knowledge without independent investigation, and lessor or previous owner or occupant of the Premises or any other person.

     (l) The lease for the Premises is in full force and effect and no violation thereof exists as of the date of Closing.


     (m) The bill of sale and instruments of assignment delivered herewith will transfer all of the Transferred Assets, free of all encumbrances, and will contain the usual warranties and affidavits of title.

     (n)  The  business of the Seller has been and is being  conducted up to the
          date  of  this  Closing  in  accordance  with  all  laws,   rules  and
          regulations of the county, state and federal governments.

     (o) All suppliers and creditors of the business shall be paid in full as of the date of Closing except as shown on Exhibit C. In signing this Agreement Seller warrants and affirms to Purchaser there no others suppliers or creditors of the Seller's business, except as shown on Exhibit C, that have not been paid in full as of the date of Closing.

     (p) The Seller represents that there are no liens, encumbrances or security interests on any of the property to be sold to the Purchaser, and warrants that the title conveyed to the Purchaser is free and clear.

     All representations and warranties made by the Seller shall survive the Closing and be independently enforceable.

                                      10.


     Escrow and Setoff: The entire purchase price shall be held in escrow by Seller for twelve (12) months from the date of the Closing. Said purchase price shall be disbursed at the end of said twelve (12) months as follows:

     Seller shall receive the full amount of the purchase price less and except the following:

1. Any setoff for Accounts Payable-Purchaser shall deduct an amount of stock in QCL Group, Inc. from the purchase price equivalent to the amount Purchaser paid for Seller's Accounts Receivable which is greater than that amount shown on Exhibit C.

2. Any setoff for Disclosed Lawsuits--Purchaser shall deduct an amount of stock in QCL Group, Inc. from the purchase price equivalent to the amount of the claims in the Disclosed Lawsuits for any such lawsuit not resolved and dismissed. Such amount shall continue to be held in escrow until such claim is resolved and dismissed.

3. Any setoff for Other Claims--Purchaser shall deduct an amount of stock in QCL Group, Inc. from the purchase price equivalent to the amount of any other closing brought against Purchaser or Seller for Seller's operation of the business. Such amount shall continue to be held in escrow until such claim is resolved and dismissed.

                                       11.

     Brokers: Seller and Purchaser both represent to each other that they have not dealt with any brokers, finders or realtors in connection with this transaction. Both Seller and Buyer agree to indemnify, defend and hold each other harmless from and against any liability, losses, costs, judgments, claims, demands, damages, actions, causes of action, suits and expenses (including, without limitation, reasonable attorneys' fees, court costs and disbursements,) arising out of or resulting from the claim by any broker, finder or realtor that such broker, finder, or realtor brought about this transaction through dealings with Seller or Purchaser, as the case may be.


                                       12.

     Construction: This Agreement shall be construed under the laws of the State of Florida.

                                       13.

     Severability: The invalidity or unenforceability of particular provisions of this Agreement shall not affect the other provisions hereof, and the agreement shall be construed in all respects as if such uneforceable or invalid provisions were omitted.

                                       14.

     Indemnification: Seller hereby agrees to defend and to indemnify and to hold wholly harmless Purchaser, its officers, agents and assigns, from and against any and all losses, liabilities, damages, costs (including without limitation, court costs) and expenses (including without limitation, measurable attorney's fees) which Purchaser may incur as a result of, or with respect to, any inaccuracy in or breach of any representation, warranty, covenant or agreement by or on behalf of Seller contained in this Agreement or contained in any certificate, agreement or document of Seller or any certificate, agreement and document of any director or officer of Seller delivered to Purchaser in connection with the consummation of the transactions contemplated hereunder. By way of explanation and not by way of limitation, Seller shall be obligated to indemnify and hold harmless Purchaser against any and all actions, suits, proceedings, claims, demands, judgments, costs and expenses incident to any breach of any representation or warranty given by Seller. Further, Seller agrees specifically to indemnify and hold harmless Purchaser from all liability from and for the Disclosed Lawsuits.

                                       15.

     Non-Compete/Non Solicitation:

     (a) Seller and its members individually and jointly covenant and agree that for a period of 36 months the execution of this Agreement, they will not, without the prior written consent of Purchaser, for themselves, as a consultant, management, supervisory or executive employee of any company, of any company, partnership or business concern, or as an independent contractor for any company, partnership or business concern compete within the Territory, to be defined as the county in which the Seller is located together with all counties touching said county, with the business of the Purchaser for any competing business by providing services which are the same as or substantially similar to the service provided by the Company.

     (b) Seller and its members individually and jointly covenant and agree that for 36 months after the date of this Agreement, they will not, without the prior written consent of Purchaser, directly or indirectly, on their own behalf or in the service or on behalf of others, solicit, attempt to solicit, divert or appropriate away from Purchaser to any competing business, any persons and/or entities who are customers of Purchaser for business of another.

     (c) Seller and its members individually and jointly covenant and agree that for a period of 36 months after the date of this Agreement, they will not, either directly or indirectly, on their own behalf or in the service or on behalf of others, solicit or attempt to solicit, divert or hire away any person employed by the Purchaser.

                                       16.

     Encumbrances or Liens: Should Purchaser become aware of any liens or encumbrances on the Transferred Assets and Seller fail to pay the same within thirty (30) days of notice thereof from Purchaser to Seller, Purchaser may at its option deduct the amount thereof from the purchase price as a setoff as set forth in paragraph ten (10) hereof.

                                       17.

     Entire Agreement: This Agreement contains the entire agreement of the parties hereto and no representations, inducements, promises or agreements, oral or otherwise, between the parties not embodied herein shall be of any force or effect, and no such representations, inducements, promises or agreements have been made.

                                      18.

     Exhibits: All exhibits hereto are hereby specifically incorporated herein and made a part hereof by reference.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.


                                   SELLER

                                   PANIFICIO WHOLESALE ITALIAN BAKERY, LLC.

                                   By: /s/ Nicholas Castronuovo (Seal)
                                       -------------------------
                                       NICHOLAS CASTRONUOVO,
                                       Managing Member

                                   By: /s/ Madeline O'dea,       (SEAL)
                                       -------------------------
                                       MADELINE O'DEA,
                                       Member


                                   [CORPORATE SEAL]

Signed, sealed and delivered
in the presence of

/s/ William A. Dooley
------------------------------
Unofficial Witness


------------------------------
Notary Public, _____ Co., FL
My commission expires.


[STAMP OF NOTARY]
William A. Dooley
MY COMMISSION [ILLEGIBLE] EXPIRES:
August 29, 2001
[ILLEGIBLE]

                    BUYER

                    QCL GROUP, INC.

                    By:  /s/ Peter R. Iodice, Jr. (SEAL)
                         -------------------------------
                         PETER R. IODICE, JR., PRESIDENT

                    Attest:  /s/ Rebecca S. Iodice (SEAL)
                             ----------------------------
                             REBECCA S. IODICE, Secretary

                             [CORPORATE SEAL]


Signed, sealed and delivered
in the presence of:

_____________________________
Unofficial Witness

_____________________________
Notary Public, Morgan Co., GA
My commission expires:

             [HANDWRITTEN LIST OF EQUIPMENT INTENTIONALLY OMITTED]

                                   EXHIBIT B

                              PERMITTED EXCEPTIONS


1. All amounts due Seller's landlord (the "Landlord") under its lease agreement therewith for the Premises, better known as 1540 12th Street East, Palmetto, Florida, 34221. Amount not to exceed $25,000.00.

2.   All of Seller's Accounts Payable as shown on Exhibit C.

                                      EX C


                     Panificio Wholesale Italian Bakery, LC
                               A/R Aging Summary
                            As of November 24, 1989

               [ILLEGIBLE AGING SCHEDULES INTENTIONALLY OMITTED]

                   ADDENDUM TO SALES AGREEMENT FOR ASSET SALE
                          BETWEEN QCL GROUP, INC. AND
                    PANIFICIO WHOLESALE ITALIAN BAKERY, LLC


     WHEREAS, QCL GROUP, INC. "BUYER" did make an offer to purchase the assets of PANIFICIO WHOLESALE ITALIAN BAKERY, LLC, "SELLER", a copy of said Agreement is attached hereto and made a part of this Addendum; and

     WHEREAS, the original agreement has not been accepted by the BUYER subject to modifications thereto by SELLER; and

     WHEREAS, BUYER does hereby renew his offer to purchase the subject assets with certain amendments as follows:

1. BUYER authorizes SELLER to transfer and assign 400,000 shares of the 500,000 shares of stock in QCL Group, Inc., the purchase price as follows:

     1. 200,000 shares will be transferred and assigned to Nick Castronuovo; and

     2. 200,000 shares will be transferred and assigned to Tracy Melone. The remaining 100,000 shares of stock being the remainder of the purchase price shall stay in the name of SELLER until one year from the date of this agreement. All 500,000 shares of stock are subject to the restrictions against sale and shall be held in escrow subject to the terms of the agreement.

2. All stock issued as the purchase price shall be held in escrow pursuant to the terms of the agreement by Nelson Hesse, Attorneys at Law, 2070 Ringling Boulevard, Sarasota, Florida, 34237.

     All other terms, conditions and agreements contained in the original agreement shall remain the same and of full force and effect.

     This the ___ day of December, 1999.

                                   SELLER

                                   PANIFICIO WHOLESALE ITALIAN BAKERY, LLC.

                                   By: /s/ Nicholas Castronuovo (Seal)
                                       -------------------------
                                       NICHOLAS CASTRONUOVO,
                                       Managing Member

                                   By: /s/ Madeline O'dea,       (SEAL)
                                       -------------------------
                                       MADELINE O'DEA,
                                       Member


                                   [CORPORATE SEAL]

Signed, sealed and delivered
in the presence of


------------------------------
Unofficial Witness


------------------------------
Notary Public, _____ Co., FL
My commission expires.


                                       16